SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARBITRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ARBITRON INC.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Tuesday, May 13, 2008
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2008 annual meeting of stockholders are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Dear Stockholder:
          The 2008 Annual Meeting of Stockholders of Arbitron Inc. (the “Company”) will be held at the Mandarin Oriental Hotel, 80 Columbus Circle at 60th Street, Time Warner Center, New York, New York, on Tuesday May 13, 2008, at 9:00 a.m. (local time).
          Proposals to be considered at the Annual Meeting:
(1)	to elect eight members to the Board of Directors

(2)	to approve the 2008 Equity Compensation Plan

(3)	to amend Arbitron Inc Employee Stock Purchase Plan

(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.
The Board recommends a vote “FOR” Items 1, 2 and 3.
          The Board of Directors has fixed the close of business on March 21, 2008, as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
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You may vote your proxy
when you view the materials on the Internet.	è
You will be asked to enter this 11-digit control number

          Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
          If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make sure you request a copy as instructed below on or before April 25, 2008 to facilitate a timely delivery.
          The Proxy materials, which include the Notice and Proxy Statement, Annual Report on Form 10-K and shareholders letter, are available at:
http://www.eproxy.com/arb
To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY AT:
http://www.eproxy.com/arb

VOTE BY INTERNET
Use the internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares